                                                                    EXHIBIT 10.1

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                           DICK'S SPORTING GOODS, INC.

                            (a Delaware corporation)

                                  $229,206,000

                        Senior Convertible Notes due 2024

                               PURCHASE AGREEMENT

Dated: February 11, 2004

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                                TABLE OF CONTENTS

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SECTION 1.   Representations and Warranties...................................................      3
            (a)     Representations and Warranties by the Company.............................      3
                    (i)          Offering Memorandum..........................................      3
                    (ii)         Incorporated Documents.......................................      3
                    (iii)        Independent Accountants......................................      4
                    (iv)         Financial Statements.........................................      4
                    (v)          No Material Adverse Change in Business.......................      4
                    (vi)         Good Standing of the Company.................................      4
                    (vii)        Good Standing of Subsidiaries................................      5
                    (viii)       Capitalization...............................................      5
                    (ix)         Authorization of the Purchase Agreement and the
                                 Registration Rights Agreement................................      5
                    (x)          Authorization of the Indenture...............................      6
                    (xi)         Authorization of the Securities..............................      6
                    (xii)        Description of the Securities, the Indenture, the
                                 Registration Rights Agreement and the Capital Stock..........      6
                    (xiii)       Authorization and Description of Common Stock................      6
                    (xiv)        Absence of Defaults and Conflicts............................      7
                    (xv)         Absence of Labor Disputes....................................      8
                    (xvi)        Absence of Proceedings.......................................      8
                    (xvii)       Accuracy of Exhibits.........................................      8
                    (xviii)      Possession of Intellectual Property..........................      8
                    (xix)        Absence of Further Requirements..............................      9
                    (xx)         Possession of Licenses and Permits...........................      9
                    (xxi)        Title to Property............................................      9
                    (xxii)       Investment Company Act.......................................     10
                    (xxiii)      Environmental Laws...........................................     10
                    (xxiv)       Registration Rights..........................................     10
                    (xxv)        Suppliers....................................................     10
                    (xxvi)       Stabilization or Manipulation................................     11
                    (xxvii)      Accounting Controls..........................................     11
                    (xxviii)     Disclosure Controls..........................................     11
                    (xxix)       Related Party Transactions...................................     11
                    (xxx)        Tax Returns..................................................     12
                    (xxxi)       Similar Offerings............................................     12
                    (xxxii)      Rule 144A Eligibility........................................     12
                    (xxxiii)     No General Solicitation......................................     12
                    (xxxiv)      No Registration Required.....................................     12
                    (xxxv)       Reporting Company............................................     13
                    (xxxvi)      Listing of Common Stock......................................     13
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                     (xxxvii)     Common Stock Certificates...................................     13
            (b)      Officer's Certificates...................................................     13

SECTION 2.   Sale and Delivery to Initial Purchasers; Closing.................................     13
            (a)      Initial Securities.......................................................     13
            (b)      Option Securities........................................................     13
            (c)      Payment..................................................................     14
            (d)      Denominations; Registration..............................................     14

SECTION 3.   Covenants of the Company.........................................................     15
            (a)      Offering Memorandum......................................................     15
            (b)      Notice and Effect of Material Events.....................................     15
            (c)      Amendment to Offering Memorandum and Supplements.........................     15
            (d)      Blue Sky Qualifications..................................................     16
            (e)      DTC......................................................................     16
            (f)      Use of Proceeds..........................................................     16
            (g)      Restriction on Sale of Securities........................................     16
            (h)      Restriction on Sale of Common Stock......................................     16
            (i)      Stabilization and Manipulation...........................................     17
            (j)      PORTAL Designation.......................................................     17
            (k)      Listing of Common Stock on the NYSE......................................     17
            (l)      Reporting Requirements...................................................     17
            (m)      Registration Rights Agreement............................................     17
            (n)      Qualification Under the Trust Indenture Act..............................     17
            (o)      Reservation of Shares of Common Stock....................................     18

SECTION 4.   Payment of Expenses..............................................................     18
            (a)      Expenses.................................................................     18
            (b)      Termination of Agreement.................................................     19

SECTION 5.   Conditions of Initial Purchasers' Obligations....................................     19
            (a)      Opinion of Counsel for Company...........................................     19
            (b)      Opinion of Counsel for Initial Purchasers................................     19
            (c)      Officers' Certificate....................................................     19
            (d)      Accountants' Comfort Letter..............................................     20
            (e)      Bring-down Comfort Letter................................................     20
            (f)      PORTAL...................................................................     20
            (g)      Approval of Listing......................................................     20
            (h)      Registration Rights Agreement and Indenture..............................     20
            (i)      Lock-up Agreements.......................................................     20
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            (j)      Third Party Consents.....................................................     20
            (k)      Conditions to Purchase of Option Securities..............................     20
            (l)      Additional Documents.....................................................     21
            (m)      Termination of Agreement.................................................     21

SECTION 6.   Subsequent Offers and Resales of the Securities..................................     21
            (a)      Offer and Sale Procedures................................................     21
                     (i)          Offers and Sales............................................     21
                     (ii)         No General Solicitation.....................................     22
                     (iii)        Subsequent Purchaser Notification...........................     22
                     (iv)         Minimum Principal Amount....................................     22
            (b)      Covenants of the Company.................................................     22
                     (i)          Integration.................................................     22
                     (ii)         Rule 144A Information.......................................     22
                     (iii)        Restriction on Repurchases..................................     23
            (c)      Qualified Institutional Buyer............................................     23

SECTION 7.   Indemnification..................................................................     23
            (a)      Indemnification of Initial Purchasers....................................     23
            (b)      Indemnification of Company...............................................     24
            (c)      Actions against Parties; Notification....................................     24
            (d)      Settlement without Consent if Failure to Reimburse.......................     25

SECTION 8.   Contribution.....................................................................     25

SECTION 9.   Representations, Warranties and Agreements to Survive Delivery...................     26

SECTION 10.  Termination of Agreement.........................................................     26
            (a)      Termination; General.....................................................     26
            (b)      Liabilities..............................................................     27

SECTION 11.  Default by One or More of the Initial Purchasers.................................     27

SECTION 12.  Default by the Company...........................................................     28

SECTION 13.  Tax Disclosure...................................................................     28

SECTION 14.  Notices..........................................................................     28

SECTION 15.  Parties..........................................................................     28
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SECTION 16.  Governing Law and Time........................................................        29

SECTION 17.  Counterparts..................................................................        29

SECTION 18.  Effect of Headings............................................................        29

Schedule A           Name of Underwriters..................................................   Sch A-1

Schedule B           Pricing Information...................................................   Sch B-1

Schedule C           List of Subsidiaries..................................................   Sch C-1

Schedule D           List of Persons Subject to Lock-up Agreement..........................   Sch D-1

Exhibit A            Form of Opinion of Buchanan Ingersoll Professional Corporation........       A-1

Exhibit B            Form of Lock-Up Letter................................................       B-1

Exhibit C            Form of Comfort Letter of Deloitte & Touche LLP.......................       C-1
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                           DICK'S SPORTING GOODS, INC.
                            (a Delaware corporation)

                                  $229,206,000
                        Senior Convertible Notes due 2024

                               PURCHASE AGREEMENT

                                                               February 11, 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Banc of America Securities LLC
UBS Securities LLC

C/O      MERRILL LYNCH & CO.
         MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

         Dick's Sporting Goods, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in
Section 11 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts at maturity set forth in said Schedule A of $229,206,000 aggregate principal amount at maturity of the Company's Senior Convertible Notes due 2024 (the "Notes") and (ii) the grant by the Company to the Initial Purchasers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional $ $25,879,000 aggregate principal amount at maturity of Notes to cover over-allotments, if any. The aforesaid $229,206,000 aggregate principal amount at maturity of Notes (the "Initial Securities") to be purchased by the Initial Purchasers and all or any part of the $25,879,000 aggregate principal amount at maturity of Notes subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities". The Securities are to be issued pursuant to an indenture to be dated as of February 18, 2004 (the "Indenture") between the Company and Wachovia Bank, N.A., as trustee (the "Trustee"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of Closing Time (as defined in Section 2(c)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

         The Securities are convertible into shares of common stock, par value $.01 per share (the "Common Stock"), of the Company in accordance with the terms of the Securities and the Indenture.

         The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

         The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated February 11, 2004 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated February 11, 2004 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

         It is also understood and acknowledged that holders (including subsequent transferees) of the Securities and the shares of Common Stock issuable upon the conversion thereof will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of Closing Time (as defined in Section 2(c) hereof), in a form to be agreed upon by the parties hereto. Pursuant to the Registration Rights Agreement, the Company will agree (i) to file with the Securities and Exchange Commission (the "Commission"), a registration statement on the appropriate form under the 1933 Act relating to the resale of the Securities and the shares of Common Stock issuable upon the conversion thereof by certain holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act (the "Shelf Registration Statement") and (ii) to use its reasonable efforts to cause any such Shelf Registration Statement to be declared effective.

         All references in this Agreement to financial statements and schedules and other information which is "given," "disclosed," "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

                  (i) Offering Memorandum. The Preliminary Offering Memorandum and the Final Offering Memorandum as of their respective dates do not, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

                  (ii) Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission including those portions of our most recent definitive proxy statement on Schedule 14A incorporated therein (the "Most Recent 10-K") and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which the Most Recent 10-K relates (collectively the "Incorporated SEC Reports"). The Incorporated SEC Reports at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and did not and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time (and, if any Option Securities are purchased, at Date of Delivery), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                  (iv) Financial Statements. The financial statements included in the Offering Memorandum, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The as adjusted financial information included in the Offering Memorandum presents fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All financial statements and pro forma financial statements which would be required to be included in a Shelf Registration Statement that was filed on the date hereof pursuant to the 1933 Act, the 1933 Act Regulations and Regulation S-X have been included or incorporated by reference in the Offering Memorandum.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated or described therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; and, to its knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule C hereto.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is, as of the date indicated as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" and upon consummation of the sale of the Securities and assuming no convertible securities or options currently exercisable for common stock are exercised or converted will be as set forth in the Offering Memorandum in the column entitled "As Adjusted" under the caption "Capitalization." The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of the Purchase Agreement and the Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Company has full corporate power and authority to enter into this Agreement and the Registration Rights Agreement.

                  (x) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Company has full corporate power and authority to enter into the Indenture.

                  (xi) Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, the Notes (in the form of the global note) will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Company has full corporate power and authority to issue, sell and deliver the Securities to be sold by it to the Initial Purchasers as provided herein and therein.

                  (xii) Description of the Securities, the Indenture, the Registration Rights Agreement and the Capital Stock. The terms and conditions of the Securities, the Indenture and the Registration Rights Agreement and the rights, preferences and privileges of the capital stock of the Company, including the shares of Common Stock issuable upon the conversion of the Securities, will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

                  (xiii) Authorization and Description of Common Stock. The Common Stock conforms in all material respects to all statements relating thereto contained or incorporated by reference in the Offering Memorandum and such description conforms to the rights set forth in the instruments defining the same. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion according to the terms of the Securities and Indenture, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares of common stock upon such conversion will not be subject to the preemptive or other similar rights of any security holder of the Company, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company's certificate of incorporation, bylaws or governing documents or any agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. All corporate action required to be taken by the Company for the issuance and delivery of the shares of Common Stock issuable upon conversion of the Securities has been duly and validly taken by the Company. The Company has authorized and has reserved and covenants to continue to reserve free of any preemptive rights or similar rights, a sufficient number of authorized but reserved shares of Common Stock to satisfy the conversion rights of the Securities. Except as set forth in the Offering Memorandum or the documents incorporated by reference in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company or any of its subsidiaries.

                  (xiv) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is currently in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds" and the issuance of the shares of Common Stock issuable upon conversion of the Securities) and compliance by the Company with its obligations hereunder and under the Registration Rights Agreement, the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, and will not result in the payment of any fee or an obligation to pay any fee to any other broker, dealer or other similar institution other than the Initial Purchasers, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xv) Absence of Labor Disputes. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, vendors, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any subsidiary or which would be expected to result in a Material Adverse Effect, or which would be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or under the Registration Rights Agreement, the Indenture and the Securities. The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                  (xvii) Accuracy of Exhibits. There are no contracts or documents which are required to be filed as exhibits to the documents incorporated by reference in the Offering Memorandum which have not been so filed as required.

                  (xviii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder (except for the filing of the Form T-1 by the trustee and the resale registration statement required under Form S-3 under the Registration Rights Agreement) or under the Registration Rights Agreement, the Indenture or the Securities, in connection with the offering, issuance or sale of the Securities hereunder, the issuance of shares of Common Stock upon conversion of the Securities or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Indenture or the Securities (including the use of the proceeds of the sale of the Securities as described in the Offering Memorandum under "Use of Proceeds") or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Company.

                  (xx) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except for such Governmental Licenses the absence of which would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xxi) Title to Property. The Company and its subsidiaries have good and valid title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xxii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be an "investment company" or any entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxiii) Environmental Laws. Except as described in the Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events, facts or circumstances that would reasonably be expected to form the basis of any liability or obligation of the Company or any of its subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

                  (xxiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities (1) registered pursuant to the shelf registration statement to be filed in accordance with the Registration Rights Agreement, except for certain members of the family of Edward Stack, or (2) otherwise registered by the Company under the 1933 Act (except as described in the Offering Memorandum).

                  (xxv) Suppliers. No supplier of merchandise to the Company or any of its subsidiaries has ceased shipments of merchandise to the Company or indicated, to the Company's knowledge, an interest in decreasing or ceasing its sales to the Company or otherwise modifying its relationship with the Company, other than in the normal and ordinary course of business consistent with past practices in a manner which would not, singly or in the aggregate, result in a Material Adverse Effect.

                  (xxvi) Stabilization or Manipulation. Neither the Company nor any of its officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.

                  (xxvii) Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) Disclosure Controls. As required by 1934 Act Rule 13a-15(b), an evaluation was performed of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the 1934
         Act) as of the end of the quarter ended November 1, 2003. As required by Rule 13a-15(b), this evaluation was conducted under the supervision and with the participation of the Company's management, including its Chief Executive Officer and its Chief Financial Officer. The Company notes, however, that there are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including cost limitations, judgments used in decision making, assumptions regarding the likelihood of future events, soundness of internal controls, fraud, the possibility of human error and the circumvention or overriding of the controls and procedures, and accordingly, even effective disclosure controls and procedures can provide only reasonable, and not absolute, assurance of achieving their control objectives. Based on the evaluation, the Company's management concluded that the Company's disclosure controls and procedures are effective in all material respects at a reasonable assurance level with respect to the recordings, processing, summarizing and reporting, within the time periods specified in the 1934 Act rules and forms, of information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act.

                  (xxix) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the 1933 Act, the 1934 Act or the rules and regulations promulgated thereunder to be described in the Offering Memorandum or the documents incorporated by reference in the Offering Memorandum which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Offering Memorandum or the documents incorporated by reference in the Offering Memorandum. The Company has not, in violation of Section 402 of the Sarbanes-Oxley Act of 2002, directly or indirectly, including through the Company's subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

                  (xxx) Tax Returns. The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not reasonably be expected to result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided or where the failure to pay would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability of the Company and each subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

                  (xxxi) Similar Offerings. Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

                  (xxxii) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                  (xxxiii) No General Solicitation. None of the Company, its Affiliates or to the Company's knowledge any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (xxxiv) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                  (xxxv) Reporting Company. As of the date hereof, the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act and is eligible to file a registration statement on Form S-3 for resales of the Securities and shares of Common Stock issuable upon conversion of the Securities.

                  (xxxvi) Listing of Common Stock. The Company's Common Stock is registered pursuant to Section 12(b) of the 1934 Act and is listed on the New York Stock Exchange and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

                  (xxxvii) Common Stock Certificates. The certificates for the shares of Common Stock (including the shares of Common Stock issuable upon conversion of the Securities) conform to the requirements of the New York Stock Exchange and the Delaware General Corporation Law.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Initial Purchasers at the Closing Time and such Date of Delivery (if any) shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount at maturity of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount at maturity of Initial Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, severally and not jointly, to purchase up to an additional $25,879,000 principal amount at maturity of Securities at the same price set forth in Schedule B for the Initial Securities, plus accrued interest, if any, from Closing Time to Date of Delivery (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time on one or more occasions only for the purpose of covering over allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Initial Purchasers, acting severally and not jointly, will purchase that proportion of the aggregate principal at maturity amount of Option Securities then being purchased which the principal amount at maturity of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser bears to the aggregate principal amount at maturity of Initial Securities.

         (c) Payment. Payment of the purchase price for, and delivery of the global certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

         Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Initial Purchasers of certificates for the Initial Securities or the Option Securities, if any, to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) and registered in such names as the Representative(s) may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates representing the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. Eastern time on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

         (a) Offering Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request, which Preliminary Offering Memorandum and Final Offering Memorandum shall be in form and substance reasonably satisfactory to the Initial Purchasers.

         (b) Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the offered Securities by the Initial Purchasers, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (i) make any statement in the Preliminary Offering Memorandum or Final Offering Memorandum (or any amendment or supplement) false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Preliminary Offering Memorandum or Final Offering Memorandum in order that the Preliminary Offering Memorandum or Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Preliminary Offering Memorandum or Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Preliminary Offering Memorandum or Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Preliminary Offering Memorandum or Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) Amendment to Offering Memorandum and Supplements. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Preliminary Offering Memorandum or Final Offering Memorandum (including an amendment by filing a document with the Commission which is incorporated by reference in the Preliminary Offering

Memorandum or Final Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

         (d) Blue Sky Qualifications. The Company will use its reasonable efforts, in cooperation with the Initial Purchasers, to qualify the offered Securities and the shares of Common Stock issuable upon conversion of Securities for offering and sale under the applicable securities laws of such states and other jurisdictions domestic or foreign as the Initial Purchasers may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may request.

         (e) DTC. The Company will cooperate with the Initial Purchasers and use its reasonable efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of DTC and will comply with all of the terms and conditions set forth in the representation letter of the Company to DTC relating to the approval of the Securities by DTC for book-entry transfer.

         (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

         (g) Restriction on Sale of Securities. During a period of 90 days from the date of the Final Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise transfer or dispose of, any other debt securities of the Company, or securities of the Company that are convertible into, or exchangeable for, the offered Notes or such other debt securities.

         (h) Restriction on Sale of Common Stock. During a period of 90 days from the date of the Final Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock, Class B common stock, par value $0.01 per share, of the Company ("Class B Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock, Class B Common Stock or other securities of the Company or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, Class B Common Stock or any other securities of the Company whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, Class B Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or any shares of Common Stock issuable upon conversion of the Securities, (B) any shares of Common Stock or Class B Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Offering Memorandum or the Final Offering Memorandum (or in a document incorporated therein by reference) or (C) any shares of Common Stock or Class B Common Stock issued or options to purchase Common Stock or Class B Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Offering Memorandum (or in a document incorporated therein by reference in the Offering Memorandum), (D) the issuance of Common Stock as all or part of the consideration for acquisitions by the Company and (E) shares of Common Stock and Class B Common Stock issuable upon the 2-for-1 stock split described in the Offering Memorandum.

         (i) Stabilization and Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the 1933 Act, the Company will not distribute any final offering memorandum other than the Final Offering Memorandum, any preliminary offering memorandum other than the Preliminary Offering Memorandum, or any other offering material in connection with the offer and sale of the Securities.

         (j) PORTAL Designation. The Company will use its reasonable efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

         (k) Listing of Common Stock on the NYSE. The Company will use its best efforts to effect the listing of the Common Stock issuable upon the conversion of the Securities on the New York Stock Exchange.

         (l) Reporting Requirements. Until the offering of the Securities is complete, which shall be deemed to be the Closing Time unless notified otherwise by the Initial Purchasers, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (m) Registration Rights Agreement. The Company agrees to enter into and comply with all the terms and conditions of the Registration Rights Agreement.

         (n) Qualification Under the Trust Indenture Act. The Company agrees that simultaneously with any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the

1939 Act and any necessary supplemental indentures will be entered into in connection therewith.

         (o) Reservation of Shares of Common Stock. The Company will, at all times, reserve and keep available, free of preemptive rights, enough shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, any Agreement among Initial Purchasers, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities or the issuance or delivery of the Common Stock issuable upon conversion thereof, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the Common Stock issuable upon conversion thereof, including any stock or other transfer taxes, any stamp or other duties payable upon the sale, issuance or delivery of the Securities or the issuance or delivery of the Common Stock issuable upon conversion thereof to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors,
(v) the qualification of the Securities and the Common Stock issuable upon conversion thereof under securities laws in accordance with the provisions of
Section 3(d) hereof, including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Offering Memorandum and any amendment or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) the costs and expenses of the Company relating to investor presentations undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of slides and graphics, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation used by the Company in connection with the investor presentation, (x) any fees payable in connection with the rating of the Securities, (xi) the fees and expenses of any transfer agent or registrar for the Common Stock issuable upon conversion of the Securities, (xii) the fees and expenses incurred in connection with the listing of the Common Stock issuable upon conversion of the Securities on the New York Stock Exchange, and
(xiii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

         (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

         SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any subsidiary of the Company to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinion of Counsel for Company. At Closing Time, the Initial Purchasers shall have received the opinion, dated as of Closing Time, of Buchanan Ingersoll PC, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

         (b) Opinion of Counsel for Initial Purchasers. At Closing Time, the Initial Purchasers shall have received the opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, LLP counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers with respect to the matters set forth in clauses
(i), (ii), (vi), (vii), (viii), (ix), (x) (xvi), (xix) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company) and the first paragraph immediately following clause (xxiii) of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (c) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chief Executive Officer of the Company and of the Chief Administrative Officer and Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

         (d) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter in the form of Exhibit C hereto, dated such date, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (e) Bring-down Comfort Letter. At Closing Time, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (f) PORTAL. At Closing Time, the Securities shall have been designated for trading on PORTAL.

         (g) Approval of Listing. At Closing Time, the shares of Common Stock issuable upon conversion of the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (h) Registration Rights Agreement and Indenture. At Closing Time, the Company shall have entered into the Registration Rights Agreement and the Indenture in form and substance satisfactory to the Initial Purchasers.

         (i) Lock-up Agreements. At Closing Time, the Representative shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

         (j) Third Party Consents. All third party consents necessary for consummation of the offer and sale of the Securities, in form and substance satisfactory to the Initial Purchasers, shall have been received by the Company.

         (k) Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company or of the Chief Administrative Officer and Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinion of Counsel for Company. The opinion of Buchanan Ingersoll PC, counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(a) hereof.

                  (iii) Opinion of Counsel for Initial Purchasers. The opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iv) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

         (l) Additional Documents. At Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Initial Purchasers.

         (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after Closing Time, the obligations of the several Initial Purchasers to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

         SECTION 6. Subsequent Offers and Resales of the Securities.

         (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

                  (i) Offers and Sales. Offers and sales of the Securities shall be made to such persons and in such manner as is contemplated by the Offering Memorandum. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

                  (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933
         Act) will be used in the United States in connection with the offering or sale of the Securities.

                  (iii) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) in accordance with Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (3) pursuant to another available exemption from registration under the 1933 Act.

                  (iv) Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

         (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

                  (i) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Securities by the Company to the Initial Purchasers, (ii) the resale of the offered Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

                  (ii) Rule 144A Information. The Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities (or shares of Common Stock issuable upon conversion thereof) remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

                  (iii) Restriction on Repurchases. Until the expiration of two years after the original issuance of the offered Securities or the Delivery Date, if later, the Company will not, and will cause its Affiliates not to, resell any offered Securities or the shares of Common Stock issuable upon the conversion thereof which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise that have been reacquired by them except pursuant to an effective registration statement under the 1933 Act.

         (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

         SECTION 7. Indemnification.

         (a) Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum (or any amendment or supplement thereto) or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission as set forth in (i) above, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Final Offering Memorandum (or any amendment or supplement thereto) or the Preliminary Offering Memorandum.

         (b) Indemnification of Company. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Final Offering Memorandum (or any amendment or supplement thereto) or the Preliminary Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Final Offering Memorandum (or any amendment or supplement thereto) or the Preliminary Offering Memorandum.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel pursuant to the terms hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total Initial Purchasers' discount received by the Initial Purchasers, bear to the aggregate initial issue price of $1,000 aggregate principal amount at maturity of the Securities.

         The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Initial Purchaser's Affiliates and selling agents shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount at maturity of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or its Affiliates or selling agents, any person controlling any Initial Purchaser, the Company or any person controlling the Company and delivery of and payment for the Securities to the Initial Purchasers.

         SECTION 10. Termination of Agreement.

         (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or acts of terrorism involving the United States, a declaration of a national emergency or war by the United States or if there shall have been any other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers reasonably acceptable to the Company, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                           (a) if the number of Defaulted Securities does not
                  exceed 10% of the aggregate principal amount at maturity of the Securities to be purchased on such date, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

                           (b) if the number of Defaulted Securities exceeds 10%
                  of the aggregate principal amount at maturity of the Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Initial Purchasers to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Initial Purchasers to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representative or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchasers" includes any person substituted for an Initial Purchaser under this Section 11.

         SECTION 12. Default by the Company. If the Company shall fail at Closing Time or at the Date of Delivery to sell the aggregate principal amount at maturity of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 7, 8 and 9 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 13. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

         SECTION 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication (including, without limitation, email or facsimile). Notices to the Initial Purchasers shall be directed to the Representative at 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets with a copy to Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob, Esq.; notices to the Company shall be directed to it at Dick's Sporting Goods, Inc., 200 Industry Drive, RIDC Park West, Pittsburgh, PA 15275, attention of Edward Stack, with a copy to Buchanan Ingersoll PC, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, Pennsylvania 15219, attention Lewis U. Davis, Jr., Esq. and Jeremiah G. Garvey, Esq.

         SECTION 15. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 16. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME

         SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         SECTION 18. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                 Very truly yours,

                                 DICK'S SPORTING GOODS, INC.

                                 By:  /s/ Michael F. Hines
                                     ---------------------------------------
                                     Name: Michael F. Hines
                                     Title: Executive Vice President, Chief
                                     Financial Officer and Secretary

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
UBS SECURITIES LLC
BANC OF AMERICA SECURITIES LLC

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED

By: /s/ Edward Aitken
   ------------------------------------
          Authorized Signatory

                                   SCHEDULE A

                                                                                Principal
                                                                                Amount at
                                                                               Maturity of
                          Name of Initial Purchaser                            Securities
                                                                               ----------
Merrill Lynch, Pierce, Fenner & Smith Incorporated........................     $160,445,000
Banc of America Securities LLC............................................       40,111,000
UBS Securities LLC........................................................       28,650,000
Total.....................................................................     $229,206,000
                                                                               ============

                                     Sch A-1

                                   SCHEDULE B

                           DICK'S SPORTING GOODS, INC.

                                  $229,206,000

                        Senior Convertible Notes due 2024

         1. The initial issue price of the Securities shall be 67.625% of the principal amount at maturity thereof, plus accrued interest, if any, from the date of issuance.

         2. The purchase price to be paid by the Initial Purchasers for the Initial Securities shall be 65.59625% of the principal amount at maturity thereof.

         3. The Securities shall be convertible into shares of Common Stock at an initial conversion price of $78.62 per share (equivalent to an initial conversion rate of 8.6011 shares per $1,000 principal amount of the Securities).

                                     Sch B-1

                                   SCHEDULE C

                              List of Subsidiaries

American Sports Licensing, Inc.

                                     Sch C-1

                                   SCHEDULE D

                 List of persons and entities subject to lock-up

Edward W. Stack
William J. Colombo
Michael F. Hines
William Newlin
Gary M. Sterling
David I. Fuente
Walter Rossi
Lawrence J. Schorr
Steven E. Lebow
Emanuel Chirico

                                     Sch D-1

                                                                       Exhibit A

                    FORM OF OPINION OF BUCHANAN INGERSOLL PC
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(a)

                               February ___, 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Banc of America Securities LLC
UBS Securities LLC
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
4 World Financial Center
New York, New York 10281-1209

         Re:      Senior Convertible Notes due 2024, including (the
                  "Securities")

Dear Sir or Madam:

         We have acted as counsel for Dick's Sporting Goods, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of $229,206,000 aggregate principal amount at maturity of the Securities (the "Offering") pursuant to the Purchase Agreement dated February 11, 2004 (the "Purchase Agreement") by and between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC as initial purchasers named in Schedule A to the Purchase Agreement (the "Initial Purchasers"). This opinion is rendered to you pursuant to Section 5(a) of the Purchase Agreement. Each capitalized term used herein and not defined herein shall have the meaning ascribed to it in the Purchase Agreement.

         We have attended the closing of the sale of the Securities held today. In our capacity as counsel for the Company, we have examined the Offering Memorandum relates to the Securities.

         We have examined originals or copies certified or otherwise identified to our satisfaction as being true copies of such records of the Company and such other documents, legal opinions, corporate records, statutes, decisions and questions of law as we deemed necessary or appropriate to express the opinions contained herein. In the examination of such documents, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified or photostatic copies, and we have relied upon the aforesaid documents with respect to the accuracy of material factual matters contained therein. We have relied, with your permission, upon certificates of even date herewith by certain officers of the

Company in connection with certain factual matters delivered to us by certain officers of the Company, and certificates of public officials, with respect to certain factual matters contained therein. We have also assumed, without verification, for purposes of this opinion, the due authorization, execution and delivery of the Purchase Agreement, the Registration Rights Agreement and the Indenture by the parties thereto other than the Company and that such agreements constitute legal, valid and binding obligations of the parties thereto other than the Company, enforceable against them in accordance with their terms.

         On the basis of and subject to the foregoing, and subject to the limitations and qualifications set forth herein, we advise you that in our opinion:

    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

    (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

    (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on Annex A hereto.

    (iv) The authorized, issued and outstanding capital stock of the Company is, as of the dates so indicated, as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization"; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company known to us.

    (v) American Sports Licensing, Inc., a Delaware corporation ("ASLI") and the Company's sole subsidiary, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business as described in the Offering Memorandum, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of ASLI has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge and except as disclosed in the Offering Memorandum, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; to the best of our knowledge, none of the outstanding shares of capital stock of ASLI was issued in violation of the preemptive or similar rights of any securityholder of ASLI.

    (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

    (vii) The Registration Rights Agreement has been authorized, executed and delivered by the Company and constitutes the legal valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

    (viii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the legal valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

    (ix) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and authentication of the Securities by the Trustee in accordance with the provisions of the Indenture) and issued and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

    (x) The Registration Rights Agreement, Securities, the Indenture and the rights, privileges and preferences of the capital stock of the Company, including the shares of Common Stock issuable upon conversion of the Securities, conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

    (xi) The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules therein, as to which no opinion is being rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

    (xii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

    (xiii) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Offering Memorandum that are not described or referred to in the Offering Memorandum or the documents incorporated therein by reference or to be filed as exhibits to the documents incorporated therein by reference other than those described or referred to therein or filed as exhibits to the documents incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects.

    (xiv) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by laws as in effect on the date hereof.

    (xv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the filing of the Form T-1, the resale registration statement required under the Registration Rights Agreement and as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase

Agreement or the Registration Rights Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Securities and the issuance of shares of Common Stock upon conversion of the Securities to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the terms of the Purchase Agreement.

         (xvi) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939.

         (xvii) The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds" and the issuance of the shares of Common Stock issuable upon conversion of the Securities) and compliance by the Company with its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject and that in each such case has been filed as an Exhibit to the documents incorporated by reference in the Offering Memorandum (except for such conflicts, breaches, or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable United States or Commonwealth of Pennsylvania law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations. As used herein, a "Repayment Event" means any event or condition which is known to us that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) of the Company or its subsidiaries the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (xviii) Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities (including the Option Securities) have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action of the Company; such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable and no holder of such Common Stock is or will be subject to personal liability solely by reason of being such a holder of Common Stock under Delaware General Corporation Law.

         (xix) To our knowledge, the issuance of the shares of Common Stock upon conversion of the Securities by the Company is not subject to any contractual or written preemptive or other similar rights of any securityholder of the Company which have not been waived or satisfied, or any restriction upon the voting or transfer thereof pursuant to applicable law or the articles of incorporation, bylaws or governing documents of the Company; and, to our knowledge, except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or rights related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for, the capital stock of, or other ownership interest in, the Company.

         (xx) The form of certificate used to evidence the Common Stock which will be issued and delivered upon the conversion of the Securities complies in all material respects with all applicable requirements of the Delaware General Corporation Law, with any applicable requirements of the Company's Certificate of Incorporation, as in effect on the date hereof, and the Company's Amended and Restated Bylaws as in effect on the date hereof, and the currently published requirements of the New York Stock Exchange as to the form of such certificates.

         (xxi) To our knowledge, except as disclosed in the Offering Memorandum or in the documents incorporated therein by reference, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale, or instruments related to or entitling any person to purchase or otherwise acquire any shares of, or any security convertible into or exercisable or exchangeable for any such shares of, capital stock or other ownership interest of the Subsidiaries.

         (xxii) To the best of our knowledge and except as disclosed in the Offering Memorandum, there are no persons with registration rights or other similar rights to have any securities (1) registered pursuant to the registration statement to be filed pursuant to the Registration Rights Agreement, or (2) otherwise registered by the Company under the 1933 Act, other than as described in the Offering Memorandum or documents incorporated by reference.

         (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         In the course of the preparation by the Company of the Offering Memorandum, we have participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed. On the basis of information that we have gained in the course of our representation of the Company in connection with its preparation of the Offering Memorandum and our participation in the discussions referred to above, nothing has come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The limitations inherent in the independent verification of factual matters and the character of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum, except that the information in the Offering Memorandum under "Risk Factors--Our anti-takeover provisions could prevent or delay a change in control of our company, even if such change of control would be beneficial to our stockholders," "Description of Notes" "Description of Capital Stock," and "Material United States Federal Income Tax Considerations" to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter and by-laws, other documents or legal proceedings, or legal conclusions, has been reviewed by us and fairly summarizes the matters referred to therein.

         The phrase "to our knowledge," "to the best of our knowledge," or "known to us" or words to similar effect, as used herein with respect to the existence or absence of facts, means that during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the lawyers in this firm who have rendered legal services to the Company.

         We are licensed to practice law in the Commonwealth of Pennsylvania and do not hold ourselves out to be experts on, or generally familiar with or qualified to express a legal opinion on, the laws of any jurisdiction (including any law, ordinance or similar measure of any locality) other than the general laws of the Commonwealth of Pennsylvania, the laws of the State of New York, the General Corporation Law of the State of Delaware or the laws of the United States. We express no opinion as to the compliance with the registration or qualification requirements, under the securities laws of any state or local jurisdiction, with respect to the offer and sale of the shares of Common Stock under the circumstances contemplated in the Purchase Agreement.

         For the purposes of our opinion expressed in paragraphs (i) and (iii), we have relied solely on certificates of public officials as to the good standing of the Company in the relevant jurisdiction. For the purpose of our opinion expressed herein as to the enforceability of the Registration Rights Agreement, the Indenture and the Securities, such opinion is subject to the following qualifications: (i) the enforceability of rights and remedies provided in the Registration Rights Agreement, the Indenture and the Securities is subject to and may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyanicng or similar laws or equitable principles affecting generally the enforcement of creditors' rights from time to time in effect; (ii) the enforceability of the Registration Rights Agreement, the Indenture and the Securities is subject to general principles of equity (regardless of whether such enforceability is considered is a proceeding in equity or at law) and assumes that the parties thereto will act with commercial reasonableness in exercising their respective rights and remedies thereunder; and (iii) we express no opinion on the validity, binding effect or enforceability under certain circumstances of provisions of the Registration Rights Agreement, the Indenture and the Securities (a) which waive any rights afforded to any party thereto under any statute or constitutional provision, (b) which waive broadly or vaguely stated rights or future rights, or waive certain rights or defenses to obligations where such waivers are against statutes, laws or public policy, (c) the breach of which a court concludes is not material or does not adversely affect the parties thereto (d) that provide that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of some remedy or remedies does not preclude recourse to one or more other remedies, (e) that provide that injunctive relief or specific performance may be available as a remedy for breach of the Registration Rights Agreement because such remedy is subject to the discretion of the court before which a proceeding therefore may be brought, or

(f) that purport to prevent oral modification or waivers. We express no opinion as to any matter involving choice of law or conflicts of law under the Registration Rights Agreement, the Indenture and the Securities.

         We express no opinion on the enforceability of any provisions in the Indenture, Registration Rights Agreement and the Securities relating to conflicts of law, consent to jurisdiction, choice of forum or choice of law.

         We express no opinion on the enforceability of any provision of the Securities, Indenture and Registration Rights Agreement granting or creating rights not available under applicable law, relating to self-help, imposing penalties, forfeitures, increased rates and late payment charges upon delinquency in payment or the occurrence of a default.

         We express no opinion as to the enforceability of the Securities, the Indenture or the Registration Rights Agreement to the extent to which (i) rights to contribution or indemnification contained therein may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (ii) as such agreements contain waivers as to usury, stay or extension laws.

         This opinion is based on current law and facts and circumstances. We are not assuming an obligation to revise or supplement this opinion should applicable law or the existing facts and circumstances change.

         This opinion is rendered to you solely for your benefit in connection with the above transactions and may not be relied upon by you or any other person for any other purpose without our prior written consent.

                                            Very truly yours,

                                            BUCHANAN INGERSOLL PC

                                            By:____________________

                                                                       Exhibit B

                             FORM OF LOCK-UP LETTER
                            PURSUANT TO SECTION 5(j)

February ___, 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
As Representative of the Initial Purchasers named in the Purchase Agreement

C/O MERRILL LYNCH & CO.
    MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
4 World Financial Center
New York, New York 10080

         Re:      Proposed Convertible Debt Offering by Dick's Sporting Goods,
                  Inc.

Dear Sirs:

The undersigned, a stockholder, optionholder, warrantholder, officer and/or director of Dick's Sporting Goods, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and others propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the sale of $229,206,000 aggregate principal amount at maturity of Senior Convertible Notes due 2024 of the Company (the "Securities"). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each initial purchaser to be named in the Purchase Agreement that, during the period commencing on the date of the Offering Memorandum and continuing through the date 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), Class B common stock, $0.01 par value per share (the "Class B Common Stock") or any securities convertible into or exchangeable or exercisable for Common Stock, Class B Common Stock or other Securities of the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or request that the Company file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, Class B Common Stock or any other securities of the Company, whether any such swap transaction is to be settled by delivery of Common Stock, Class B Common Stock or other securities, in cash or otherwise. This agreement shall not be deemed to prohibit the conversion of Class B Common Stock into Common Stock pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation; provided, however, that Common Stock or Class B Common Stock received upon such exchange or conversion shall be subject to the restrictions set forth herein. Additionally, nothing herein shall prohibit the undersigned from acquiring any security convertible into, exchangeable or exercisable for Common Stock or Class B Common Stock directly from the Company or exercising any such derivative security; provided, however, that Common Stock or Class B Common Stock received upon the exercise of such derivative security shall be subject to the restrictions set forth herein. Notwithstanding anything contained herein to the contrary, the undersigned is expressly permitted to transfer any or all of the Common Stock or Class B Common Stock (1) as a bona fide gift or gifts, (2) on death by will or intestacy, (3) to the undersigned's immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equity holders of which are exclusively the undersigned and/or a member or members of the undersigned's immediate family, (4) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction, (5) if the undersigned is a trust, to the beneficiary thereof or the estate of such beneficiary, and (6) to partners, members, stockholders or affiliates of the undersigned, whether current, former, or retired, or to the estates of any of the foregoing; provided, however, that in any such case (of (1) through (6)), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Securities transferred subject to the provisions of this Lock-Up Agreement, and there shall be no further transfer of such Securities except in accordance with this Lock-Up Agreement. The term "immediate family" as used herein shall mean the lineal descendant, spouse, adopted child, father, mother, grandfather, grandmother, brother or sister of the undersigned and the spouses, adopted children and lineal descendants of any of the foregoing. In addition, all of the Company's executive officers and directors, as a group, may collectively sell up to 250,000 shares of Common Stock during the period covered by this letter.

In the event the Initial Purchasers do not purchase the Securities pursuant to the Purchase Agreement by March 12, 2003, this agreement shall terminate immediately upon such date and the undersigned shall be deemed to be released from its obligations under this agreement.

                                Very truly yours,

                                Signature:  ___________________________

                                Print Name: ___________________________

                                                                       Exhibit C

                 FORM OF COMFORT LETTER OF DELOITTE & TOUCHE LLP
                            PURSUANT TO SECTION 5(d)

         (i) We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

         (ii) In our opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iii) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the 39 week periods ended November 1, 2003 and November 2, 2002, 26 week periods ended August 2, 2003 and August 3, 2002, and 13 week periods ended May 3, 2003 and May 4, 2002, incorporated by reference in the Offering Memorandum (collectively, the "10-Q Financials"), a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and of the Company's Board of Directors and any subsidiary committees since February 2, 2003, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 100, Interim Financial Information ("SAS 100"), with respect to the 10-Q Financials and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                           (A) the 10-Q Financials incorporated by reference in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Offering Memorandum for them to be in conformity with generally accepted accounting principles;

                           (B) at December ___, 2003 and at a specified date prior to the date of this Agreement, there was any change in the capital stock of the Company and its subsidiaries or any decrease in consolidated net current assets or stockholders' equity of the Company and its subsidiaries or any increase in the total long-term debt of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Offering Memorandum, except in each case for changes, decreases or increases that the Offering Memorandum discloses have occurred or may occur; or

                           (C) for the period from November 1, 2003 to December ___, 2003 and for the period from November 1, 2003 to a specified date prior to the date of this Agreement, there was any decrease in the consolidated net sales or in the total or per-share amounts of income before extraordinary items or of net income, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Offering Memorandum discloses have occurred or may occur.

         (iii) We have compared the information in the Offering Memorandum under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of
Item 301 and Item 402 of Regulation S-K.

         (vi) In addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Offering Memorandum, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                                      C-2